Note 5 - Tax Status	12 Months Ended
Dec. 31, 2025
EBP 34-0214400 002 [Member]
Notes to Financial Statements
EBP, Tax Status [Text Block]
5.	Tax Status

The underlying volume submitter plan has received an opinion letter from the Internal Revenue Service (“IRS”) dated August 11, 2020 which stated that the Plan, as then designed, was in compliance with the applicable requirements of the Internal Revenue Code (IRC). The Plan is required to operate in conformity with the Code to maintain its qualified status. The Plan has been amended since receiving the opinion letter, however the Plan sponsor believes the Plan as currently designed, is being operated in compliance with the applicable requirements of the IRC. Therefore, no provision for income taxes has been included in the Plan’s financial statements.

U.S. generally accepted accounting principles require plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements.

The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits in progress for any tax periods. Plan Management believes the Plan is no longer subject to tax examinations for the years prior to 2022.